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                                                          Exhibit 18

                  Schedule of transactions in the Common Stock
                            by the Reporting Persons
                    from March 24, 1997 through May 16, 1997



(i)  PVF

                                    Number of                          Price
                                      Shares                            Per
Date                                Purchased                          Share(a)
----                                ---------                         ---------

3/26/97                              4,100                             $15.03
4/25/97                              2,100                             $14.30
5/8/97                               3,500                             $14.18



(ii)  UCC

                                    Number of                          Price
                                    Shares                              Per
Date                                Purchased                          Share(a)
----                                ---------                         ---------

4/30/97                               2,600                             $13.85
5/1/97                               16,600                             $14.24
5/2/97                                7,900                             $14.73
5/5/97                               11,500                             $14.66
5/6/97                                8,200                             $14.60
5/7/97                               10,300                             $14.33
5/13/97                                 500                             $14.35
5/13/97                               1,900                             $14.48
5/14/97                              26,900                             $15.07
5/15/97                               5,000                             $15.35


(iii)  DBN

None.


(iv)  Nazarian
      --------

None.


(v)  Salimpour
     ---------

None.



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(vi)  Kadisha
      -------

None.


(vii)  Nippon PSP
       ----------

None.




Note:
----
(a) Price includes commission.